INCOME
                                                              OPPORTUNITIES
                                                              FUND 2000, INC.

                               [GRAPHIC OMITTED]

                                    Strategic
                                             Performance

                                                              Semi-Annual Report
                                                              June 30, 2000

                      INCOME OPPORTUNITIES FUND 2000, INC.

The Benefits and Risks of Leveraging

Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 331/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

IFT

                             Income Opportunities Fund 2000, Inc., June 30, 2000

DEAR SHAREHOLDER

For the six months ended June 30, 2000, Income Opportunities Fund 2000, Inc. earned $0.250 per share income dividends, which included earned and unpaid dividends of $0.042 per share. This represents a net annualized yield of +4.99%, based on a month-end net asset value of $10.04 per share. Over the same period, the Fund's total investment return was +2.94%, based on a change in per share net asset value from $9.96 to $10.04, and assuming reinvestment of $0.208 per share income dividends.

Portfolio Commentary

The Fund is approaching its final distribution date, which will be sometime in late December. As planned, we are experiencing large principal inflows as securities reach their respective maturity/paydown dates and/or we liquidate holdings. We are using those cash flows to reduce the leverage in the portfolio. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Furthermore, after the special year-end dividend was paid in January 2000, we adjusted the monthly dividend rate to better balance the dividend payout with the primary goal of returning $10.00 (or greater) per share at the Fund's termination date.

What has been somewhat unexpected for us is the large backup in short-term interest rates, coupled with a dramatic widening in credit spreads. Since the Federal Reserve Board started tightening monetary policy on June 30, 1999, interest rates are up 175 basis points (1.75%). Providing some relief is that interest rates were left unchanged at the Federal Open Market Committee meeting on June 28, 2000. However, credit spreads have also moved wider, exacerbating the effect of higher interest rates. For example, while the three-month Treasury bill was 5.86% at June 30, 2000, the three-month London Interbank Offering Rate (LIBOR) was 6.77%. All of the securities in the portfolio are priced to the LIBOR yield curve.

The backup in interest rates and widening in yield spreads has moved prices lower. Additionally, there has been a slowdown in prepayment speeds, which has lengthened expected maturities. This has led to more than half of the Fund's securities having cash flows beyond the Fund's termination date. The bad news is that we have to sell more securities than originally anticipated. The good news is that the balances will be very low and the sales will not materially effect the Fund's net asset valuation projection. Also, because interest rates are high, the reinvestment of scheduled cash flows will be at more attractive levels.

At June 30, 2000, the Fund's per share net asset value was $10.04, and the Fund's income level was just slightly higher than the dividend distribution. Leverage has been reduced to 23% of total assets and will be reduced further as we receive cash flow in excess of the dividend rate. Since virtually all securities in the Fund are currently being priced at a discount, any early principal payments at par will increase the net asset value, increasing the likelihood of meeting our objective of returning $10.00 or more on the termination date.

In Conclusion

We thank you for your investment in Income Opportunities Fund 2000, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

August 1, 2000

SCHEDULE OF INVESTMENTS

                     S&P    Moody's    Face                                                                             Percent of
                   Ratings  Ratings   Amount                           Issue                                    Value   Net Assets
==================================================================================================================================
Adjustable Rate*                               DLJ Commercial Mortgage Corp.:
Mortgage-Backed      NR@@    Aa2  $ 5,000,000    98-ST2A-A2, 7.495% due 11/05/2000                         $    5,001,563     4.5%
Obligations**--      NR@@    Aa2    5,000,000    98-ST1A-A3, 7.258% due 12/08/2000++                            4,998,438     4.5
London Interbank                               Sears Mortgage Securities Corporation, REMIC (5)(b):
Offered Rate         AAA     A1     1,135,714    91-MA-A2, 7.40% due 11/25/2021                                 1,135,880     1.0
Indexed Obligations  AA+     Aaa      696,159    92-18B-A2, 7.863% due 9/25/2022                                  692,839     0.6
                     NR@@    A1       644,262    92-2A-A1, 8.493% due 12/25/2024                                  642,342     0.6
                     -------------------------------------------------------------------------------------------------------------
                                               Total Investments in Adjustable Rate Mortgage-Backed
                                               Obligations--London Interbank Offered Rate Indexed
                                               Obligations (Cost--$12,480,958)                                 12,471,062    11.2
==================================================================================================================================
Fixed Rate           AAA     Aaa    1,676,621  Americredit Automobile Receivables Trust, 99-B-A2,
Mortgage-Backed &                              5.304% due 10/12/2002                                            1,666,796     1.5
Asset-Backed                                   Arcadia Automobile Receivables Trust (a):
Obligations**        AAA     Aaa    2,272,971    98-E-A1, 5.429% due 7/15/2002                                  2,264,802     2.0
                     AAA     Aaa    2,844,866    98-A-A3, 5.90% due 11/15/2002                                  2,835,990     2.6
                     AAA     Aaa    5,000,000  Banc One Credit Card Master Trust, 95-B-A, 6.30% due
                                               10/15/2002 (b)                                                   4,993,950     4.5
                     AAA     Aaa    5,000,000  Chemical Master Credit Card Trust 1, 95-2-A, 6.23%
                                               due 6/15/2003 (a)                                                4,990,200     4.5
                                               Federal Home Loan Mortgage Association, Pool:
                     NR@@    NR@@     142,539    #M80294, 5% due 10/01/2000                                       138,406     0.1
                     NR@@    NR@@     270,108    #L90202, 5.50% due 12/01/2000                                    267,801     0.2
                                               Federal Home Loan Mortgage Corporation, REMIC (5):
                     NR@@    NR@@   3,537,973    1332-KC, 8% due 5/15/2001                                      3,547,950     3.2
                     NR@@    NR@@   3,421,634    1627-PZ, 5.60% due 8/15/2017 (b)                               3,405,552     3.1
                                               Federal National Mortgage Association, Pool:
                     NR@@    NR@@     152,667    #199718, 5.50% due 8/01/2000                                     151,042     0.1
                     NR@@    NR@@     166,027    #227383, 5.50% due 9/01/2000                                     164,261     0.1
                     NR@@    NR@@     142,690    #50932, 5.50% due 11/01/2000                                     141,172     0.1
                     NR@@    NR@@     152,854    #241824, 5.50% due 12/01/2000                                    151,228     0.1
                     NR@@    NR@@     671,640    #250038, 5.50% due 4/01/2001                                     664,493     0.6
                     NR@@    NR@@   3,013,650    #73181, 7.14% due 9/01/2002                                    3,000,151     2.7
                     NR@@    NR@@   2,027,190  Federal National Mortgage Association, REMIC (5)
                                               94-M2-A, 6.625% due 2/25/2001 (b)                                2,016,977     1.8
                     AAA     Aaa   15,000,000  Ford Credit Auto Loan Master Trust, 96-1-A, 5.50%
                                               due 2/15/2003 (b)                                               14,848,950    13.4


                                     2 & 3

                             Income Opportunities Fund 2000, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)

                     S&P    Moody's    Face                                                                             Percent of
                   Ratings  Ratings   Amount                           Issue                                    Value   Net Assets
==================================================================================================================================
Fixed Rate           AAA     Aaa  $ 2,606,511  Ford Credit Auto Owner Trust, 98-B-A3, 5.85% due
Mortgage-Backed &                              10/15/2001                                                    $  2,600,412     2.3%
Asset-Backed         AAA     AAA@   3,204,020  GE Capital Mortgage Services, Inc., REMIC (5) 98-9-A1,
Obligations**                                  6.50% due 6/25/2028 (b)                                          3,180,791     2.9
(concluded)                                    PNC Mortgage Securities Corp., CMO (4)(b):
                     AAA     Aaa    2,447,144    97-6-IA, 6.49% due 10/25/2026                                  2,430,494     2.2
                     AAA     AAA@   4,422,232    98-6-1A3, 6.40% due 9/25/2028                                  4,386,190     4.0
                     AAA     AA+@   5,000,000  Sawgrass Finance LLC, 93-1-A, 6.45% due 1/20/2006 (a)            4,972,350     4.5
                     AAA     Aaa    4,845,733  WFS Financial Owner Trust, 99-A-A3, 5.55% due
                                               2/20/2003 (b)                                                    4,730,647     4.3
                     NR@@    A3     5,292,465  World Omni Automobile Lease Securitization Corp.,
                                               97-B-B, 6.46% due 11/25/2003 (b)                                 5,290,507     4.8
                     -------------------------------------------------------------------------------------------------------------
                                               Total Investments in Fixed Rate Mortgage-Backed &
                                               Asset-Backed Obligations (Cost--$73,243,117)                    72,841,112    65.6
==================================================================================================================================
Derivative                                     Federal National Mortgage Association, REMIC (5) (b):
Mortgage-Backed      NR@@    NR@@   1,065,751    93-221-JD, 6% due 11/25/2006                                      25,427     0.0
Obligations**--      NR@@    NR@@   1,633,313    94-23-PN, 6% due 7/25/2017                                        33,064     0.1
Interest Only (2)    NR@@    Aaa   11,711,444  Fund America Investors Corporation II, CMO (4)
                                               93-E-SIO, 0.50% due 9/25/2023 (b)                                   28,154     0.0
                                                                                                             ------------   -----
                                                                                                                   86,645     0.1
==================================================================================================================================
Derivative           NR@@    NR@@   7,336,264  Federal National Mortgage Association, REMIC (5)
Mortgage-Backed                                93-227-S, 1.636% due 12/25/2000                                  7,134,517     6.4
Obligations**--      -------------------------------------------------------------------------------------------------------------
Inverse Floaters (3)                           Total Investments in Derivative Mortgage-Backed
                                               Obligations (Cost--$5,791,331)                                   7,221,162     6.5
==================================================================================================================================
                                               Total Investments in Mortgage-Backed & Asset-Backed
                                               Obligations (Cost--$91,515,406)                                 92,533,336    83.3
==================================================================================================================================
Corporate Bonds                                Associates Corp. NA:
                     A+      Aa3    2,150,000    5.60% due 1/15/2001                                            2,132,198     1.9
                     A+      Aa3    5,000,000    6% due 6/15/2001 (Callable)                                    4,937,250     4.4
                     AAA     Aaa      750,000  General Electric Capital Corporation, 5.19% due
                                               1/16/2001                                                          742,702     0.7
                     A       A3     3,625,000  New Century Energies, 6.24% due 11/27/2000                       3,612,276     3.3
                     -------------------------------------------------------------------------------------------------------------
                                               Total Investments in Corporate Bonds (Cost--$11,508,691)        11,424,426    10.3
==================================================================================================================================
Short-Term           US Government 20,000,000  Federal Farm Credit Banks, 5.95% due 12/13/2000 (1)             19,550,000    17.6
Securities           Agency        15,000,000  Federal Home Loan Mortgage Corporation, 5.88% due
                     Obligations***            12/20/2000 (1)                                                  14,537,550    13.1
                                    5,000,000  Student Loan Marketing Association, 5.98% due
                                               12/20/2000 (1)                                                   4,858,350     4.4
                     -------------------------------------------------------------------------------------------------------------
                                               Total Investments in Short-Term Securities
                                               (Cost--$38,903,500)                                             38,945,900    35.1
==================================================================================================================================
                                               Total Investments (Cost--$141,927,597)                         142,903,662   128.7

                                               Liabilities in Excess of Other Assets                          (31,897,325)  (28.7)
                                                                                                             ------------   -----
                                               Net Assets                                                    $111,006,337   100.0%
                                                                                                             ============   =====
==================================================================================================================================

      Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
(a)   Less than 1 year.
(b)   1-3 years.

(1) Security represents collateral in connection with Reverse Repurchase Agreements.
(2) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(3) Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
(4)   Collateralized Mortgage Obligations (CMO).
(5) Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
* Adjustable Rate Mortgage-Backed Obligations have coupon rates, which reset periodically to reflect changes in a referenced interest rate.
** Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
*** Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
@     Rating of issue is by Fitch Investors Service.
++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
@@    Not Rated.

   See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of June 30, 2000
=============================================================================================================
Assets:        Investments, at value (identified cost--$141,927,597) ........                   $ 142,903,662
               Receivables:
                  Interest ..................................................   $     878,780
                  Principal paydowns ........................................         222,158       1,100,938
                                                                                -------------
               Prepaid expenses .............................................                           6,573
                                                                                                -------------
               Total assets .................................................                     144,011,173
                                                                                                -------------
=============================================================================================================
Liabilities:   Payables:
                  Reverse repurchase agreements .............................      32,775,000
                  Custodian bank ............................................         102,104
                  Interest expense ..........................................          62,036
                  Investment adviser ........................................          25,405      32,964,545
                                                                                -------------
               Accrued expenses and other liabilities .......................                          40,291
                                                                                                -------------
               Total liabilities ............................................                      33,004,836
                                                                                                -------------
=============================================================================================================
Net Assets:    Net assets ...................................................                   $ 111,006,337
                                                                                                =============
=============================================================================================================
Capital:       Capital Stock, $.10 par value, 200,000,000 shares authorized .                   $   1,105,773
               Paid-in capital in excess of par .............................                     106,408,040
               Undistributed investment income--net .........................                       3,179,326
               Accumulated realized capital losses on investments--net ......                        (662,867)
               Unrealized appreciation on investments--net ..................                         976,065
                                                                                                -------------
               Net assets--Equivalent to $10.04 per share based on 11,057,727
               shares outstanding (market price--$9.8125) ...................                   $ 111,006,337
                                                                                                =============
=============================================================================================================

See Notes to Financial Statements.


                                     4 & 5

                             Income Opportunities Fund 2000, Inc., June 30, 2000

STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2000
=========================================================================================================
Investment Income:   Interest and amortization of premium and discount earned                 $ 4,659,865
                                                                                              -----------
=========================================================================================================
Expenses:            Interest expense .......................................   $ 1,453,822
                     Investment advisory fees ...............................       164,812
                     Accounting services ....................................        38,331
                     Professional fees ......................................        23,741
                     Trustees' fees and expenses ............................        20,906
                     Transfer agent fees ....................................        19,726
                     Listing fees ...........................................        12,504
                     Printing and shareholder reports .......................        10,169
                     Custodian fees .........................................         7,856
                     Pricing fees ...........................................         5,084
                     Other ..................................................         8,060
                                                                                -----------
                     Total expenses .........................................                   1,765,011
                                                                                              -----------
                     Investment income--net .................................                   2,894,854
                                                                                              -----------
=========================================================================================================
Realized &           Realized gain on investments--net ......................                   1,182,240
Unrealized Gain      Change in unrealized appreciation on investments--net ..                    (887,723)
(Loss) on                                                                                     -----------
Investments--Net:    Net Increase in Net Assets Resulting from Operations ...                 $ 3,189,371
                                                                                              ===========
=========================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          For the Six         For the
                                                                         Months Ended       Year Ended
                                                                           June 30,        December 31,
                 Increase (Decrease) in Net Assets:                          2000              1999
=======================================================================================================
Operations:      Investment income--net ..............................   $   2,894,854    $   6,402,952
                 Realized gain on investments--net ...................       1,182,240          565,538
                 Change in unrealized appreciation on investments--net        (887,723)      (2,022,609)
                                                                         -------------    -------------
                 Net increase in net assets resulting from operations        3,189,371        4,945,881
                                                                         -------------    -------------
=======================================================================================================
Dividends to     Dividends to shareholders from investment income--net      (2,303,656)      (6,155,383)
Shareholders:                                                            -------------    -------------
=======================================================================================================
Net Assets:      Total increase (decrease) in net assets .............         885,715       (1,209,502)
                 Beginning of period .................................     110,120,622      111,330,124
                                                                         -------------    -------------
                 End of period* ......................................   $ 111,006,337    $ 110,120,622
                                                                         =============    =============
=======================================================================================================
                *Undistributed investment income--net ................   $   3,179,326    $   2,588,128
                                                                         =============    =============
=======================================================================================================

See Notes to Financial Statements.


STATEMENT OF CASH FLOWS

                   For the Six Months Ended June 30, 2000
=====================================================================================================
Cash Provided by   Net increase in net assets resulting from operations .............   $   3,189,371
Operating          Adjustments to reconcile net increase in net assets resulting from
Activities:        operations to net cash provided by operating activities:
                      Decrease in receivables .......................................         280,099
                      Decrease in other liabilities .................................        (191,915)
                      Realized and unrealized gain on investments--net ..............        (294,517)
                      Amortization of premium and discount--net .....................        (724,853)
                                                                                        -------------
                   Net cash provided by operating activities ........................       2,258,185
                                                                                        -------------
=====================================================================================================
Cash Provided by   Proceeds from principal payments and sales of long-term securities      47,715,550
Investing          Purchases of long-term securities ................................        (561,065)
Activities:        Purchases of short-term investments ..............................    (224,770,228)
                   Proceeds from sales and maturities of short-term investments .....     188,326,000
                                                                                        -------------
                   Net cash provided by investing activities ........................      10,710,257
                                                                                        -------------
=====================================================================================================
Cash Used for      Cash receipts from borrowings ....................................      34,097,000
Financing          Cash payments on borrowings ......................................     (44,043,000)
Activities:        Dividends paid to shareholders ...................................      (3,022,442)
                                                                                        -------------
                   Net cash used for financing activities ...........................     (12,968,442)
                                                                                        -------------
=====================================================================================================
Cash:              Net increase in cash .............................................              --
                   Cash at beginning of period ......................................              --
                                                                                        -------------
                   Cash at end of period ............................................   $          --
                                                                                        =============
=====================================================================================================
Cash Flow          Cash paid for interest ...........................................   $   1,442,418
Information:                                                                            =============
=====================================================================================================

See Notes to Financial Statements.


                                      6 & 7

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios           For the
                    have been derived from information provided     Six Months                    For the Year Ended
                    in the financial statements.                      Ended                          December 31,+
                                                                     June 30,        ---------------------------------------------
                    Increase (Decrease) in Net Asset Value:           2000+           1999        1998         1997         1996
==================================================================================================================================
Per Share           Net asset value, beginning of period .........   $   9.96       $  10.07    $  10.02     $   9.87     $   9.83
Operating                                                            --------       --------    --------     --------     --------
Performance:           Investment income--net ....................        .26            .58         .60          .62          .63
                       Realized and unrealized gain (loss)
                         on investments--net .....................        .03           (.13)        .06          .17         (.03)
                                                                     --------       --------    --------     --------     --------
                    Total from investment operations .............        .29            .45         .66          .79          .60
                                                                     --------       --------    --------     --------     --------
                    Less dividends from investment income--net ...       (.21)          (.56)       (.61)        (.64)        (.56)
                                                                     --------       --------    --------     --------     --------
                    Net asset value, end of period ...............   $  10.04       $   9.96    $  10.07     $  10.02     $   9.87
                                                                     ========       ========    ========     ========     ========
                    Market price per share, end of period ........   $ 9.8125       $ 9.8125    $ 9.6875     $  9.625     $   9.00
                                                                     ========       ========    ========     ========     ========
==================================================================================================================================
Total Investment    Based on market price per share ..............       2.12%++        7.16%       7.16%       14.47%        9.63%
Return:**                                                            ========       ========    ========     ========     ========
                    Based on net asset value per share ...........       2.94%++        4.64%       7.00%        8.67%        7.02%
                                                                     ========       ========    ========     ========     ========
==================================================================================================================================
Ratios to Average   Expenses, excluding interest expense .........        .56%*          .58%        .57%         .81%         .81%
Net Assets:                                                          ========       ========    ========     ========     ========
                    Expenses .....................................       3.20%*         3.03%       2.96%        3.50%        3.36%
                                                                     ========       ========    ========     ========     ========
                    Investment income--net .......................       5.25%*         5.77%       5.89%        6.22%        6.46%
                                                                     ========       ========    ========     ========     ========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .....   $111,006       $110,121    $111,330     $110,846     $110,850
Data:                                                                ========       ========    ========     ========     ========
                    Portfolio turnover ...........................        .45%         66.27%      56.38%       22.35%      112.97%
                                                                     ========       ========    ========     ========     ========
==================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of
                      period (in thousands) ......................   $ 32,775       $ 42,721    $ 37,285     $ 47,733     $ 49,781
                                                                     ========       ========    ========     ========     ========
                    Average amount of borrowings outstanding
                      during the period (in thousands) ...........   $ 46,790       $ 51,025    $ 46,747     $ 51,306     $ 51,951
                                                                     ========       ========    ========     ========     ========
                    Average amount of borrowings outstanding
                      per share during the period ................   $   4.23       $   4.61    $   4.23     $   4.64     $   4.44
                                                                     ========       ========    ========     ========     ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund is anticipated to terminate on or about December 31, 2000. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an


                                     8 & 9

                             Income Opportunities Fund 2000, Inc., June 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .30% of the Fund's average weekly net assets from December 1, 1997 through termination of the Fund.

For the six months ended June 30, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $972 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $561,065 and $47,025,642, respectively.

Net realized gains for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                                    Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ................           $1,182,240           $  933,665
Short-term investments ...............                   --               42,400
                                                 ----------           ----------
Total ................................           $1,182,240           $  976,065
                                                 ==========           ==========
--------------------------------------------------------------------------------

As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $976,065, of which $2,028,947 related to appreciated securities and $1,052,882 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $141,927,597.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

For the six months ended June 30, 2000, the average amount outstanding was approximately $46,790,000 and the daily weighted average interest rate was 6.23%.

6. Capital Loss Carryforward:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $1,843,000, of which $1,616,000 expires in 2002, $205,000 expires in 2003 and $22,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On July 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.041666 per share, payable on July 31, 2000 to shareholders of record as of July 17, 2000.


                                    10 & 11

Income Opportunities Fund 2000, Inc. seeks to provide high monthly income and return $10 per share to shareholders on or about December 31, 2000 (the termination date of the Fund) through the active management of a portfolio of fixed-income securities primarily consisting of high-grade mortgage-backed and asset-backed securities, derivative mortgage-backed securities and zero coupon securities.

This report, including the financial information herein, is transmitted to shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16523--6/00

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